UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-02631

Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                                             Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Robert Amweg

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code: (610) 558-1750

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

April 28, 2014

Fellow Partner:

Our Fund earned $2.15 per share of net investment income in the three months ended March 31, 2014, compared to $2.06 per share in the same period of 2013.

After providing for the March 31, 2014 distribution, the net asset value per partnership share on March 31, 2014 was $514.01. The net asset value on December 31, 2013, our last report date, was $503.19.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review	First Quarter 2014

Equity market volatility increased in the first quarter of 2014, with a sharp January downturn, a strong rebound in February and range-bound weekly swings through the month of March. Despite the uptick, the level of volatility was still below historical norms. With accommodative monetary policies from the U.S. Federal Reserve continuing to provide support for financial markets in a modest growth environment, U.S. large cap stocks, as represented by the Russell 1000 Index®, gained 2.05% for the quarter. Large cap value stocks outperformed their growth counterparts in the first quarter as the Russell 1000 Value Index® moved up 3.02% while the Russell 1000 Growth Index® gained 1.12%.

After a stellar rally through 2013, investors’ risk appetite diminished in the New Year amid heightened risks in emerging markets and softer-than-expected economic data in the U.S. Emerging markets struggled against the headwinds of diminishing global liquidity, currency weakness, debt problems and uneven growth rates. Most notably, China’s economy showed signs of further deceleration. In the U.S., most indicators continued to signal a strengthening economy; however, stagnant wage growth raised concerns about the sustainability of the positive momentum. The release of lackluster fourth-quarter corporate earnings reports reinforced investors’ negative sentiment on the U.S. The overall shakiness of the global growth environment compelled investors to seek safer investments and consequently, equities broadly sold off in January.

Although these headwinds persisted, U.S. equities were back on the rise in February due in part to positive developments in Washington, D.C. For one, Congress extended the nation’s debt ceiling through mid-March 2015, thereby reducing some degree of fiscal uncertainty for the next year. Additionally, investors were encouraged by market-friendly comments from the new Chairwoman of the Federal Reserve (Fed), Janet Yellen, in her first Congressional testimony. Although U.S. economic data had weakened, it appears that investors generally viewed this recent trend as temporary and continued to take on U.S. equity risk given expectations that growth would pick up as the year progresses.

In March, sentiment became dominated by tensions between Russia and Ukraine over the disputed region of Crimea. Concerns that Western sanctions imposed on Russia could lead to more volatility in global financial markets drove investors away from risk assets. However, these worries quickly abated and equities rebounded after Russia annexed Crimea as the sanctions turned out to be relatively modest and did not provoke any serious response from Russia. Also making headlines in March was a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. This shift in forward guidance took many by surprise, but generally did not deter equity investors.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review	First Quarter 2014

Summary

After a sizable run-up, stocks took a breather in the first quarter to digest 2013’s heady gains. Equities still ended on an uptick after Fed Chairwoman Janet Yellen offered fresh assurances of the Fed’s low-rate pledge until the economy is on stronger footing. All told, the broad-market S&P 500 Index posted a gain of 1.81% for the three months. This positive performance masks the choppiness experienced through the period as investors weighed the cross-currents of lackluster U.S. economic growth (which they appeared to view, and the Fed affirmed, as a temporary byproduct of bad winter weather) and the implications of reduced monetary stimulus and higher interest rates. Concerns about lack of growth in emerging markets, especially China, and geopolitical tensions between Russia and Ukraine added to headline volatility. Notable in March was the sharp reversal in sector leadership as investors took profits in last year’s winners, particularly in the biotechnology and internet sectors, and previous laggards such as utilities outperformed.

Performance Attribution

The portfolio outperformed its benchmark index, the S&P 500 Index, for the quarter. Stock selection within financials was the strongest contributor, namely the positioning in banks. Consumer discretionary positioning, especially lack of exposure to internet catalog and retail industry was also beneficial as the broad sell off in internet and social media-based technology players negatively impacted the industry. Materials and energy positioning were also strong contributors to performance. The greatest contributors at the stock level were Wells Fargo, Union Pacific Corporation and Merck & Co., Inc.

On the negative side, the stock selection within consumer staples was the primary detractor from performance during the period. Performance was also negatively impacted by an underweight to the utility sector, which in a sign of resurgent risk aversion posted stronger returns than any other sector for the quarter. The greatest detractors at the stock level were the Coca-Cola Company, General Electrics & Emerson Electric.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

Portfolio Review (concluded)	First Quarter 2014

Outlook

As a result of market movement and shares redeemed during the quarter, the Fund’s overall weightings changed very slightly. We used investor redemptions to continue to reduce the portfolio’s position within International Business Machines (IBM). The Fund remains well diversified, with the largest overweight relative to the S&P 500 Index in financials, industrials, and consumer staples and the largest underweights relative to the benchmark in information technology, consumer discretionary and telecommunication services.

Despite some mixed economic data in the first quarter, the larger trend for the U.S. remains one of gradual improvement and, in our view, should support economic and corporate earnings growth in 2014. Recent manufacturing and labor reports affirm that expectation and view. Looking ahead, we expect equities to again deliver gains in 2014 (albeit more muted), as the world is less certain today than it was at the end of 2013.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PERFORMANCE SUMMARY

As of March 31, 2014

(Unaudited)

	Chestnut Street Exchange Fund	S&P 500 Index	DJIA Index
1st Quarter 2014	2.55%	1.81%	(0.15%	)
1 Year	22.39%	21.86%	10.91%
3 Years*	15.01%	14.66%	11.48%
5 Years*	20.20%	21.16%	18.85%
10 Years*	7.10%	7.42%	7.03%
Inception (12/29/76)
Annualized*	11.26%	11.23%	9.65%
Cumulative	5227.35%	5161.19%	2987.79%

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS

March 31, 2014

(Unaudited)

	Shares	Value
COMMON STOCKS—98.4%
BASICS—5.8%
Air Products & Chemicals, Inc.	62,114	$7,394,051
Cabot Corp.	73,848	4,361,463

		11,755,514

CAPITAL EQUIPMENT—7.6%
Emerson Electric Co.	106,453	7,111,060
General Electric Co.	312,436	8,088,968

		15,200,028

CONSUMER CYCLICALS—13.7%
3M Co.	23,636	3,206,460
CBS Corp.,—Class B	51,548	3,185,666
Comcast Corp.,—Class A	128,494	6,427,270
Procter & Gamble Co.	73,071	5,889,523
Walt Disney Co. (The)	110,798	8,871,596

		27,580,515

ENERGY—9.6%
Exxon Mobil Corp.	100,626	9,829,148
Schlumberger, Ltd.	98,313	9,585,517

		19,414,665

FINANCIAL—20.0%
American Express Co.	84,503	7,607,805
Ameriprise Financial, Inc.	19,150	2,107,840
Bank of America Corp.	48,170	828,524
JPMorgan Chase & Co.	120,418	7,310,577
Moody’s Corp.	70,949	5,627,675
Wells Fargo & Co.	336,269	16,726,020

		40,208,441

HEALTH CARE—14.9%
Abbott Laboratories	112,356	4,326,829
AbbVie, Inc.	112,356	5,775,098
Baxter International, Inc.	55,746	4,101,791
Johnson & Johnson	86,533	8,500,137
Merck & Co., Inc.	129,418	7,347,060

		30,050,915

	Shares	Value
RETAIL—2.6%
Home Depot, Inc.	20,117	$1,591,858
Kohl’s Corp.	13,002	738,514
Safeway, Inc.	38,225	1,412,031
Wal-Mart Stores, Inc.	18,345	1,402,108

		5,144,511

STAPLES—8.1%
Altria Group, Inc.	15,436	577,769
Coca-Cola Co. (The)	269,768	10,429,231
Hanesbrands, Inc.	4,852	371,081
Kraft Foods Group, Inc.	3,607	202,353
Mondelez International, Inc., —Class A	10,720	370,376
PepsiCo, Inc.	37,423	3,124,820
Philip Morris International, Inc.	15,436	1,263,745

		16,339,375

TECHNOLOGY—9.6%
Check Point Software Technologies Ltd.*	45,003	3,043,553
Cisco Systems, Inc.	28,068	629,004
Intel Corp.	287,570	7,422,182
International Business Machines Corp.	20,375	3,921,984
Microsoft Corp.	43,766	1,793,968
Oracle Corp.	63,527	2,598,890

		19,409,581

TRANSPORTATION—4.7%
Union Pacific Corp.	50,201	9,420,720

UTILITIES—1.8%
Verizon Communications, Inc.	77,434	3,683,535

Total Common Stocks (Cost: $27,072,165)		198,207,800

*	Non-Income Producing

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

STATEMENT OF NET ASSETS (Concluded)

March 31, 2014

(Unaudited)

		Value
TOTAL INVESTMENT IN SECURITIES
(Cost 27,072,165)**	98.4%	$198,207,800
Other assets in excess of liabilities	2.0%	4,055,820
Other liabilities	(0.4%)	(891,897)

NET ASSETS
(Applicable to 391,765 partnership shares outstanding)	100.0%	$201,371,723

Net Asset Value Per Share		$514.01

Net assets applicable to shares owned by:
Limited partners
(391,673 shares)		$201,323,920
Managing general partners
(92 shares)		47,803

Total net assets		$201,371,723

**	At March 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$24,888,073

Gross unrealized appreciation	171,135,635
Gross unrealized depreciation	0

Net unrealized appreciation	$171,135,635

The difference between book basis and tax basis of investments is attributable to the use of the Individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

See Accompanying Notes to Statement of Net Assets.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS

March 31, 2014

(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for simular securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the period ended March 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO STATEMENT OF NET ASSETS (Concluded)

March 31, 2014

(Unaudited)

The following is a summary of inputs used, as of March 31, 2014, in valuing the Fund’s investments carried at value:

	Total Value at 03/31/2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$198,207,800	$198,207,800	$—	$—

*	See details of industry breakout.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

[INTENTIONALLY LEFT BLANK]

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISER

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

First Quarter Report

March 31, 2014

(Unaudited)

Chestnut Street Exchange

Fund

301 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting

Item 3. Exhibits.

The certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	5/28/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert Amweg
Robert Amweg, President & Chief Compliance Officer
(principal executive officer)

Date	5/28/2014

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer
(principal financial officer)

Date	5/28/2014

*	Print the name and title of each signing officer under his or her signature.